MERRILL LYNCH DRAGON FUND, INC.

                     Supplement dated March 26, 2004
                 to the Prospectus dated April 28, 2003


The Board of Directors of Merrill Lynch Dragon Fund, Inc. (the "Fund") has approved an Agreement and Plan of Reorganization (the "Agreement and Plan") providing for the acquisition by Merrill Lynch Developing Capital Markets Fund, Inc. ("Developing Capital Markets") of substantially all of the assets and the assumption of substantially all of the liabilities of the Fund in exchange for newly-issued shares of common stock of Developing Capital Markets (the "Reorganization"). After the completion of the Reorganization, the Fund will be dissolved as a corporation under Maryland law and deregistered as an investment company under the Investment Company Act of 1940, as amended.

The investment objectives of the Fund and Developing Capital Markets are substantially similar. Each Fund seeks to provide stockholders with long-term growth of capital. The Fund invests primarily in equity and debt securities of issuers domiciled in developing countries located in Asia and the Pacific Basin. Developing Capital Markets invests in securities, principally equity securities, of issuers in countries having smaller capital markets. Developing Capital Markets does not normally focus its investments in the securities of issuers located in the developing countries of Asia and the Pacific Basin.

The Agreement and Plan provides that, if the Reorganization takes place, stockholders of the Fund will be entitled to receive shares of the same class of common stock of Developing Capital Markets that have the same net asset value as the shares of the Fund held immediately prior to the Reorganization.

A special meeting of stockholders of the Fund to consider approval or disapproval of the Agreement and Plan has been called for May 26, 2004. The record date for determining the stockholders of the Fund entitled to receive notice of and to vote at the meeting is March 19, 2004. If all of the requisite approvals are obtained, it is anticipated that the Reorganization will take place in the second calendar quarter of 2004.


CODE:	# 16261-0403SUP